                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                         HOME LOAN FINANCIAL CORPORATION
             ------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    _________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

            ____________________________________________________________________
      2)    Aggregate number of securities to which transaction applies:

            ____________________________________________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ____________________________________________________________________
      4)    Proposed maximum aggregate value of transaction:

            ____________________________________________________________________
      5)    Total fee paid:

            ____________________________________________________________________

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

            ______________________________________________
      2)    Form, Schedule or Registration Statement No.:

            ______________________________________________
      3)    Filing Party:

            ______________________________________________
      4)    Date Filed:

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The 2004 Annual Meeting of Shareholders of Home Loan Financial Corporation (the "Company") will be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812, on October 12, 2004, at 4:30 p.m., local time (the "Annual Meeting"), for the following purposes:

            1. To elect three directors of the Company for terms expiring in 2006; and

            2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      Only shareholders of the Company of record at the close of business on August 27, 2004, will be entitled to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. Giving a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                              By Order of the Board of Directors

Coshocton, Ohio                               Robert C. Hamilton
September 7, 2004                             Chairman

                         HOME LOAN FINANCIAL CORPORATION
                                 401 MAIN STREET
                           COSHOCTON, OHIO 43812-1580
                                 (740) 622-0444

                                 PROXY STATEMENT

                                     PROXIES

      The Board of Directors of Home Loan Financial Corporation (the "Company") is soliciting proxies in the form accompanying this Proxy Statement for use at the 2004 Annual Meeting of Shareholders of the Company to be held at the offices of the Company at 401 Main Street, Coshocton, Ohio 43812 on October 12, 2004, at 4:30 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Only shareholders of record as of the close of business on August 27, 2004 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. As of the Voting Record Date, there were 1,688,907 votes entitled to be cast at the Annual Meeting.

      Without affecting any vote previously taken, a proxy may be revoked by executing a later dated proxy which is received by the Company before the proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the proxy is exercised. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

      Each properly executed Proxy that is received prior to the Annual Meeting and is not revoked will be voted as specified or, in the absence of specific instructions to the contrary, will be voted:

      FOR the reelection of Neal J. Caldwell, Kyle R. Hamilton and Douglas L. Randles as directors of the Company for terms expiring in 2006.

      Proxies may be solicited by the directors, officers and other employees of the Company or The Home Loan Savings Bank (the "Bank"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting Proxies will be borne by the Company.

      This Proxy Statement and form of proxy are first being mailed to shareholders of the Company on or about September 10, 2004.

                        OWNERSHIP OF THE COMPANY'S SHARES

      The following table sets forth certain information about the only person, other than directors and executive officers of the Company, known to the Company to beneficially own more than five percent of the Company's outstanding common shares as of the Voting Record Date:

                                                    Percentage of
   Name and address          Number of shares    shares outstanding
   ----------------          ----------------    ------------------
Home Loan Financial
  Corporation Employee
  Stock Ownership Plan          254,731 (1)            15.08%
1201 Broadway
Quincy, Illinois 62301

-----------------------
(1) First Bankers Trust Company, N.A. is the Trustee for the Home Loan Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the participant. The Trustee has limited investment power over all ESOP shares. As of the Voting Record Date, 181,920 shares have been allocated to the accounts of ESOP participants and 72,811 shares remained unallocated.

      The following table sets forth information about the number of common shares of the Company beneficially owned by all directors and executive officers of the Company as of the Voting Record Date:

                                                                           Percentage of
                Name (1)                        Number of shares(2)     shares outstanding
                --------                        -------------------     ------------------
Neal J. Caldwell                                      49,737(3)                2.94%
Kyle R. Hamilton                                      48,825(4)                2.90
Robert C. Hamilton                                   148,928(5)                8.78
Robert D. Mauch                                       35,684(6)                2.11
Douglas L. Randles                                    50,341(7)                2.97
Marion M. Sutton                                       2,000                    .12
Preston W. Bair                                       57,089(8)                3.80
Current directors and executive officers
of the Company as a group (7 people)                 392,604(9)               23.09%

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of the Company.

(2) All shares are owned directly with sole voting and investment power unless otherwise indicated by footnote.

(3) Includes 5,000 shares as to which Mr. Caldwell shares voting and investment power.

(4) Includes 100 shares as to which Mr. Hamilton shares voting and investment power and 17,065 shares allocated to his ESOP account.

(footnotes continued on next page)

(5) Includes 20,300 shares as to which Mr. Hamilton shares voting and investment power, 34,940 shares allocated to his ESOP account and 8,206 shares that he may acquire upon the exercise of options.

(6) Includes 550 shares as to which Mr. Mauch shares voting and investment power and 15,663 shares held as Trustee of the Home Loan Financial Corporation Recognition and Retention Plan (the "RRP").

(7) Includes 16,079 shares as to which Mr. Randles shares voting and investment power and 3,541 shares that may be acquired upon the exercise of options.

(8)   Includes 21,829 shares allocated to Mr. Bair's ESOP account.

(9)   Includes 11,747 shares that may be acquired upon the exercise of options.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers to file reports of changes of ownership with the Securities and Exchange Commission. Based upon the Company's review of ownership reports prepared by the Company and written representations made by the Company's directors and executive officers, the Company believes that all Section 16(a) filing requirements were met, except Mr. Mauch filed a late Form 4 reporting an exercise of stock options.

                              ELECTION OF DIRECTORS

      The Board of Directors proposes the reelection at the Annual Meeting of the following persons for terms that will expire in 2006:

                                                          Director of      Director of
                                                          the Company       the Bank
      Name                 Age     Position(s) held          since           since
------------------         ---     ----------------       -----------      -----------
Neal J. Caldwell           60      Director                  1997             1989
                                   Director and Vice
Kyle R. Hamilton           33      President                 2003             2002
Douglas L. Randles         59      Director                  1997             1992

      Neal J. Caldwell. Mr. Caldwell has practiced veterinary medicine in Coshocton, Ohio, since 1972 and was an owner of Coshocton Veterinary Clinic until 2004. Currently, Mr. Caldwell owns a veterinary consulting practice.

      Douglas L. Randles. Mr. Randles is the President of L.W. Randles Cheese, Inc., located in Warsaw, Ohio. Mr. Randles has been employed by L.W. Randles Cheese since 1969.

      Kyle R. Hamilton. Mr. Kyle Hamilton has been employed by the Bank since 1993. Currently, he is the Vice President of the Company and the Executive Vice President and a director of the Bank, positions he has held since October 2002. Mr. Kyle Hamilton also serves as the President of Home Loan Financial Services, Inc., a wholly-owned subsidiary of the Company that sells life insurance and other investment products. Previously, Mr. Kyle Hamilton served as Vice President and Director of Loan Administration of the Bank from October 1998 until October 2002. Mr. Kyle Hamilton is the son of Robert C. Hamilton.

      The Board currently has six members, divided into two classes. As described in more detail below, the Nominating Committee of the Company's Board of Directors receives and evaluates recommendations for potential Board members and proposes a slate of potential nominees to the Board of Directors. Nominees for election as directors may be proposed only by the directors or by a shareholder who is entitled to vote for directors. A shareholder nomination must be submitted in writing to the Secretary of the Company: (1) for an annual meeting of shareholders, not later than the sixtieth day before the first anniversary of the most recent annual meeting and (2) for a special meeting of shareholders, not later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by the nominee and the length of time the shares have been owned. No nominations were submitted by shareholders for this Annual Meeting.

      The three nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares held by a nominee for a beneficial owner that are represented in person or by proxy but not voted and shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. If the proxy is signed and dated by the shareholder but no vote is specified, however, the shares held by such shareholder will be voted FOR the re-election of the three nominees specified on the proxy.

      If any of the three nominees is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for a substitute that the Board of Directors recommends.

      The Company encourages all directors to attend the Annual Meeting. All of the Company's directors attended the 2003 annual meeting of shareholders.

                               INCUMBENT DIRECTORS

      The following directors will continue to serve after the Annual Meeting for the term indicated:

                                                              Director of   Director of
                                                     Term     the Company    the Bank
      Name              Age      Position(s) held   expires      since        since
------------------      ---      ----------------   -------   -----------   -----------
Robert C. Hamilton       61      Director,
                                 President and
                                 Chairman            2005        1997          1982
Robert D. Mauch          53      Director            2005        1997          1989
Marion M. Sutton         60      Director            2005        2002          2002

      Robert C. Hamilton. Mr. Robert Hamilton was employed by the Bank in 1981 as the Secretary, Treasurer and managing officer and has served as the President of the Bank since 1983. Mr. Robert Hamilton has worked in banking for over 40 years. Mr. Robert Hamilton is the father of Kyle R. Hamilton.

      Robert D. Mauch. Mr. Mauch, a Certified Public Accountant, has provided accounting, payroll and tax counseling services through Robert D. Mauch, CPA, Inc., located in Coshocton, Ohio, since 1988.

      Marion M. Sutton. Ms. Sutton has served as Chairman of the Board of Jones Metal Products Company in West Lafayette, Ohio since 2001. Previously, she served as Vice Chairman of Jones Metal from 1995 to 2001.

                   BOARD MEETINGS, COMMITTEES AND COMPENSATION

MEETINGS OF DIRECTORS

      The Board of Directors of the Company met eight times for regularly scheduled and special meetings during the fiscal year ended June 30, 2004. The Board of Directors of the Bank met thirteen times for regularly scheduled and special meetings during the fiscal year ended June 30, 2004. Each director attended at least 75% of the aggregate total meetings of the Board of Directors of the Company and the meetings of the committees on which such director served during the last fiscal year.

COMMITTEES OF DIRECTORS

      The Board of Directors of the Company has an Audit Committee, a description of which is contained under the heading AUDIT COMMITTEE REPORT below, and a Nominating Committee. The Company does not have a compensation committee.

      The Nominating Committee of the Company is responsible for receiving and evaluating recommendations for potential Board members and recommending to the Board a slate of nominees to be elected by shareholders. In selecting nominees, the Nominating Committee considers first whether current Board members are willing to be re-elected and, if a new nominee is needed, the skills and experience desired in a new director, such as community involvement, business development expertise or financial expertise. Any nominee for election to the Board should possess the highest personal values, judgment and integrity and have an understanding of the regulatory and policy environment in which the Company operates. The Nominating Committee evaluates nominations properly submitted by shareholders on the same basis that it considers nominations submitted by directors. The Nominating Committee has adopted a written charter to set forth its responsibilities, a copy of which is attached to this proxy statement as Exhibit A. The members of the Nominating Committee, all of whom are independent, are Mr. Caldwell, Mr. Mauch, Mr. Randles and Ms. Sutton.

      The Board of Directors of the Bank has an Executive Committee, an Executive Compensation Committee, a Compensation Committee and an Audit Committee.

      The Executive Committee is comprised of Mr. Robert Hamilton, Mr. Caldwell and Mr. Mauch. The Executive Committee has all of the authority of the Board of Directors, except for certain matters that by law may not be delegated by the Board of Directors. The Executive Committee meets regularly before each meeting of the Board of Directors and may act in those cases where it is not feasible to convene a special meeting of the full Board of Directors. The Executive Committee met twelve times during the year ended June 30, 2004.

      The Executive Compensation Committee is comprised of Mr. Caldwell, Mr. Mauch, Mr. Randles and Ms. Sutton. The Executive Compensation Committee determines the compensation of Mr. Robert Hamilton. The Executive Compensation Committee met once during the year ended June 30, 2004.

      The Compensation Committee is comprised of Mr. Robert Hamilton, Mr. Caldwell and Mr. Mauch. The function of the Compensation Committee is to determine compensation for the Bank's employees, other than Mr. Robert Hamilton, and to make decisions regarding employee benefits and related matters. The Compensation Committee met once during the year ended June 30, 2004.

DIRECTOR COMPENSATION

      Each director of the Company receives $2,000 per year in fees. Each director of the Bank, except Mr. Robert Hamilton and Mr. Kyle Hamilton, receives a retainer of $11,400 per year and $550 for each full Board of Directors meeting attended. Members of the Bank's Executive Committee, except Mr. Robert Hamilton, also receive $260 for each Executive Committee meeting attended.

                       EXECUTIVE OFFICERS AND COMPENSATION

      Mr. Robert Hamilton is the President and Chief Executive Officer of the Company and Mr. Kyle Hamilton is the Vice President of the Company. Preston W. Bair, age 41, serves as the Secretary, Treasurer and Chief Financial Officer of the Company. Mr. Bair has served as Secretary and Treasurer of the Bank since 1994. Prior to 1994, Mr. Bair, a Certified Public Accountant, was a shareholder of Brott Mardis & Co., an accounting firm located in Akron, Ohio.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation paid for the fiscal years ended June 30, 2004, 2003 and 2002 by the Bank to each of the executive officers of the Company who earned a salary and bonus in excess of $100,000 during the 2004 fiscal year (the "Named Executive Officers").

                           Summary Compensation Table

 Name and principal                        Annual Compensation (1)
     position            Year           Salary ($)        Bonus ($)(3)   All other compensation ($)(4)
---------------------    ----           ----------        ------------   -----------------------------
Robert C. Hamilton       2004           $172,000(2)        $ 85,000                 $25,586
  President              2003            172,000(2)          85,000                  28,189
                         2002            172,000(2)          85,000                  27,628

Kyle R. Hamilton         2004           $ 80,562(5)        $ 26,600                 $17,193
  Vice President         2003             68,603(6)          26,496                  16,700
                         2002             58,390(7)          24,883                  16,682

Preston W. Bair          2004           $ 75,700           $ 26,320                 $17,380
  Secretary/Treasurer    2003             74,600             24,508                  17,806
                         2002             73,000             24,364                  19,488

(1) Does not include amounts attributable to miscellaneous benefits. The cost to the Bank of providing such miscellaneous benefits was less than 10% of such executive's total salary and bonus.

(2)   Includes directors' fees of $2,000.

(3)   Consists of payments pursuant to the Profit Sharing Plan.

(4)   Consists of contributions to the ESOP account.

(5)   Includes directors' fees of $1,833 and a loan officer incentive of $729.

(6)   Includes a loan officer incentive of $603.

(7)   Includes a loan officer incentive of $1,390.

EMPLOYMENT AGREEMENTS

      The Bank has an employment agreement with each of Robert C. Hamilton (the "President's Employment Agreement") and Kyle R. Hamilton (the "Vice President's Employment Agreement") (collectively, the "Employment Agreements"). The President's Employment Agreement provides for a term of three years and a salary of not less than $170,000. The Vice President's Employment Agreement provides for a term of one year and a salary of not less than $80,000. Both Employment Agreements provide for performance reviews by the Board of Directors, at which time the Employment Agreements may be extended for a period of one year. The President's Employment Agreement was extended effective January 1, 2004, and the Vice President's Employment Agreement became effective January 1, 2004. The Employment Agreements also provide for the inclusion of the employees in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with the Bank's prevailing policies.

      The Employment Agreements are terminable by the Bank at any time. In the event of termination by the Bank for "just cause," as defined in the Employment Agreements, there is no right to receive any compensation or other benefits pursuant to the Employment Agreements for any period after such termination. In the event of termination of employment by the Bank other than for just cause or in connection with a "change of control," as defined in the Employment Agreements, the employee will be entitled to a continuation of salary payments for a period of time equal to the remaining term of his respective Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date on which the employee becomes employed full-time by another employer.

      Under certain conditions set forth in the Employment Agreements, if employment is terminated within one year of a "change of control," Mr. Robert Hamilton will be entitled to payment of an amount equal to three times his base salary immediately preceding the termination of his employment, and Mr. Kyle Hamilton will be entitled to payment of an amount equal to his base salary immediately preceding the termination. In addition, each of them will be entitled to continued coverage under the Bank's benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum that each employee may receive, however, is limited to an amount that will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended.

PROFIT SHARING PLAN

      The Bank has a non-qualified profit sharing plan for officers of the Bank (the "Profit Sharing Plan"). Annual awards are made to the Bank's officers based upon pre-established performance criteria of the Bank and individual officers. The performance criteria are established by the Board of Directors.

STOCK OPTION PLAN

      At the 1998 Annual Meeting of the Shareholders of the Company, the shareholders approved the Home Loan Financial Corporation Stock Option and Incentive Plan (the "Stock Option Plan"). The Board of Directors of the Company reserved 224,825 common shares for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of the Company and the Bank from time to time under the Stock Option Plan. Options to purchase 29,876 common shares of the Company remain available for grant under the Stock Option Plan.

      The following table sets forth information regarding the number and value of unexercised options held by the Named Executive Officers at June 30, 2004:

                                Aggregated option exercises in last fiscal year and fiscal year-end values
                           -------------------------------------------------------------------------------------
                                                     Number of securities underlying      Value of unexercised
                             Shares                      unexercised options at         in-the-money options at
                           acquired on     Value                 6/30/04                     6/30/04 ($)(1)
      Name                 Exercise (#)   realized      exercisable/unexercisable      exercisable/unexercisable
------------------         ------------   --------   -------------------------------   -------------------------
Robert C. Hamilton            16,500      $177,540              18,206/0                      $233,219/$0
Kyle R. Hamilton               2,600        26,156               0/4,000                       $0/$2,200
Preston W. Bair                3,200        33,032                   0/0                           N/A

-------------------------

(1) The value of the options was determined by multiplying the number of "in-the-money" options by the difference between the $7.69 option exercise price and the fair market value of a share of the Company's stock, which was $20.50 on June 30, 2004, based on the closing bid price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN AND TRUST

      The shareholders of the Company approved the RRP in 1998. The RRP purchased 89,930 shares of the Company. There are 8,863 shares available for future awards to directors, executive officers, and employees of the Company and the Bank.

EMPLOYEE STOCK OWNERSHIP PLAN

      The Company established the ESOP for the benefit of employees of the Company and its subsidiaries, including the Bank, who are age 21 or older and who have completed at least one year of service with the Company and its subsidiaries. In 1998, the ESOP purchased 179,860 common shares of the Company in connection with the mutual to stock conversion of the Bank. The purchase price was financed with a loan from the Company to the ESOP. As the loan is repaid, shares are allocated to the accounts of participating employees pro rata on the basis of compensation. In May 1999, the ESOP purchased an additional 54,406 shares with the proceeds from the $4.00 return of capital on the unallocated shares held by the ESOP at that time. As of the Voting Record Date, 181,920 of the common shares held by the ESOP had been allocated to the accounts of participants.

CERTAIN TRANSACTIONS WITH THE BANK

      The Bank makes loans to executive officers and directors of the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those generally available to the Bank's customers. Such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

                                    AUDITORS

      The Company has selected Crowe Chizek and Company LLC ("Crowe Chizek") as the auditors for the current fiscal year. Management expects that a representative of Crowe Chizek will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company is comprised of Mr. Caldwell, Mr. Mauch, Mr. Randles and Ms. Sutton, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Board of Directors has determined that Mr. Mauch is a financial expert. The Audit Committee met four times during the year ended June 30, 2004. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit the Company's financial statements. The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulatory and internal policies and procedures. The Audit Committee has adopted a written charter to set forth its responsibilities (the "Charter").

      As required by the Charter, the Audit Committee received and reviewed the report of Crowe Chizek regarding the results of their audit, as well as the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1. The Audit Committee reviewed and discussed the audited financial statements with the management of the Company. A representative of Crowe Chizek also discussed with the Audit Committee the independence of Crowe Chizek from the Company, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of Crowe Chizek included the following:

      - Crowe Chizek's responsibilities in accordance with generally accepted auditing standards

      - The initial selection of, and whether there were any changes in, significant accounting policies or their application

      -     Management's judgments and accounting estimates

      -     Whether there were any significant audit adjustments

      -     Whether there were any disagreements with management

      -     Whether there was any consultation with other accountant

      - Whether there were any major issues discussed with management prior to Crowe Chizek's retention

      - Whether Crowe Chizek encountered any difficulties in performing the audit

      - Crowe Chizek's judgments about the quality of the Company's accounting principles

      - Crowe Chizek's responsibilities for information prepared by management that is included in documents containing audited financial statements

      Based on its review of the financial statements and its discussions with management and the representative of Crowe Chizek, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended June 30, 2004, to be filed with the SEC.

Neal J. Caldwell
Robert D. Mauch
Douglas L. Randles
Marion M. Sutton

AUDIT FEES

      The aggregate fees billed by Crowe Chizek to the Company for the years ended June 30, 2004 and 2003 are as follows:

                                    2004        2003
                                   -------    -------
Audit Fees                         $55,325    $49,575
Audit Related Fees (1)                 825      2,725
Tax Fees (2)                         5,450      5,450
All Other Fees                           0          0
                                   -------    -------
Total Fees                         $61,600    $57,750
                                   =======    =======

-----------------------

(1) Includes fees for consultation regarding financial accounting and reporting standards. Management is responsible for the selection and application of accounting principles.

(2) Includes fees for the preparation and signing of federal income tax returns and the State of Ohio franchise tax returns for the Bank and the Company.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

      Any proposals of qualified shareholders intended to be included in the proxy statement for the 2005 Annual Meeting of Shareholders of the Company should be sent to the Company by certified mail and must be received by the Company not later than May 10, 2005. In addition, if a shareholder intends to present a proposal at the 2005 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by July 27, 2005, then the proxies designated by the Board of Directors of the Company for the 2005 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

      The Board of Directors provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board or any of the directors c/o Secretary, Home Loan Financial Corporation, 401 Main Street, Coshocton, Ohio 43812-1580. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual directors.

      Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

      YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors

Coshocton, Ohio                               Robert C. Hamilton
September 7, 2004                             Chairman

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                                    EXHIBIT A
                         HOME LOAN FINANCIAL CORPORATION
                       CHARTER OF THE NOMINATING COMMITTEE

PURPOSE

      The purpose of the Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Home Loan Financial Corporation (the "Company") shall be to identify and screen individuals to become members of the Board, receive and evaluate recommendations for potential Board members from shareholders, recommend to the Board the slate of director nominees to be elected by shareholders, recommend directors to be elected by the Board to fill any vacancies, and handle other matters as the Board deems appropriate.

MEMBERS

      The Committee shall consist of at least three members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of The Nasdaq Stock Market and other applicable rules and regulations.

      The members of the Committee shall be appointed by the Board. The members shall serve until their resignation, retirement, or removal by the Board or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the Independent Directors of the Board then in office.

MEETINGS

      The Committee shall meet as often as it deems necessary or appropriate and at such times and places as it may determine. A majority of the Committee shall constitute a quorum. Meetings of the Committee may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting. Minutes shall be kept and provided to the Board. The Committee shall make reports to the Board on its activities at such times as the Committee deems appropriate.

RESPONSIBILITIES

      To fulfill its purposes, the Committee shall:

      1. Identify and evaluate prospective candidates for the Board, including those individuals properly nominated by shareholders. In selecting nominees, the Committee may consider whether a current Board member wishes to be re-elected and, if a new nominee is needed, the skills and experience desired in a new director, such as community involvement, marketing or sales experience, financial expertise, business experience, technological knowledge or business development expertise. The Committee will look for candidates who, both individually and as a group:

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            a.    meet the Company's strategic needs and will be most effective in meeting the long term interests of the Company and its shareholders;

            b.    possess the highest personal values, judgment and integrity;

            c. have an understanding of the regulatory and policy environment in which the Company operates; and

            d. have diverse experience in the key business, financial and other challenges that face the Company.

      2. Recommend to the Board a slate of potential nominees to be proposed at the Company's annual meeting of shareholders, including the nomination of incumbent directors for re-election, as appropriate.

      3. Consider and recommend to the Board the appropriate size of the Board.

      4. Review directorships in other public companies held by or offered to directors of the Company.

      5. Evaluate annually the performance of the Committee and the adequacy of the Committee's charter.

OUTSIDE ADVISORS

The Committee shall have the authority to retain such outside counsel, experts, and other advisors, including search firms to identify director candidates, as it determines appropriate to assist it in the full performance of its functions.
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                                 REVOCABLE PROXY
                         HOME LOAN FINANCIAL CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         HOME LOAN FINANCIAL CORPORATION

                         HOME LOAN FINANCIAL CORPORATION
                       2004 ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 12, 2004

      The undersigned shareholder of Home Loan Financial Corporation ("HLFC") hereby constitutes and appoints Robert C. Hamilton and Neal J. Caldwell, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HLFC to be held at the main office of HLFC, 401 Main Street, Coshocton, Ohio 43812, on October 12, 2004, at 4:30 p.m. local time (the "Annual Meeting"), all of the shares of HLFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.    The election of three directors
for terms expiring in 2006:               For     Withhold      For All Except
                                          [ ]       [ ]               [ ]

      Neal J. Caldwell      Kyle R. Hamilton       Douglas L. Randles

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

2. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors recommends a vote "FOR" the nominees listed above.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSAL 1.

      All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2004 Annual Meeting of Shareholders of HLFC and of the accompanying Proxy Statement is hereby acknowledged.

      Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full title.

Please be sure to sign and date            Date
this Proxy in the box below.               _____________________

_______________________________            ________________________________
Shareholder sign above                     Co-holder (if any) sign above

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    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                         HOME LOAN FINANCIAL CORPORATION

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________

_____________________________________

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